EQUITY PLAN AMENDMENT

AMENDMENT OF THE
NEXTDECADE CORPORATION
2017 OMNIBUS INCENTIVE PLAN

This Amendment (“Amendment”) of the 2017 Omnibus Incentive Plan, as amended from time to time (the “Plan”) of NextDecade Corporation, a Delaware corporation (the “Company”), is adopted by the Company on April 20, 2023, subject to approval by the Company’s stockholders (the “Stockholders”).

WHEREAS, the Company maintains the Plan;

WHEREAS, under Section 16.2 of the Plan, the Company’s Board of Directors (the “Board”) may amend the Plan at any time, contingent on approval of the Stockholders, to the extent the Board deems necessary.

WHEREAS, upon the recommendation of the Compensation Committee of the Board of Directors, the Board has determined that it is in the best interests of the Company to increase the authorized number of shares available for issuance under the Plan.

NOW, THEREFORE, the Plan is hereby amended as follows, subject to approval of the Stockholders:

1.	Section 4.1 of the Plan is deleted in its entirety and replaced with the following:

“4.1     Number of Shares Reserved. Subject to adjustment as provided in Section 4.5 hereof, the total number of Shares of Common Stock that are reserved for issuance under the Plan (the “Share Reserve”) shall equal (a) 18,262,461 shares of Common Stock, plus (b) effective April 20, 2023 (subject to stockholder approval), 6,000,000. All such sum of shares may be issued as Incentive Stock Options. Each share of Common Stock subject to an Award shall reduce the Share Reserve by one share; provided, however, that Awards that are required to be paid in cash pursuant to their terms shall not reduce the Share Reserve. Any shares of Common Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.”

2.

The Plan, as amended hereby, and all other documents, instruments, and agreements executed or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

[Signature page follows.]

IN WITNESS WHEREOF, I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of NextDecade Corporation on April 20, 2023.

NEXTDECADE CORPORATION

By:	/s/ Vera de Gyarfas
Name:	Vera de Gyarfas
Title:	General Counsel and Corporate Secretary

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IN WITNESS WHEREOF, I hereby certify that the foregoing Amendment was approved by the stockholders of NextDecade Corporation on June 1, 2023.

NEXTDECADE CORPORATION

By:	/s/ Vera de Gyarfas
Name:	Vera de Gyarfas
Title:	General Counsel and Corporate Secretary